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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2003

                               Crown Crafts, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)

          Delaware                          1-7604                 58-0678148
          --------                          ------                 ----------
(State or other jurisdiction of     (Commission File Number)       IRS Employer
         incorporation)                                        Identification Number)

916 South Burnside Avenue, Gonzales, LA                                70737
---------------------------------------                                -----
(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (225) 647-9100



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Item 7. Financial Statements and Exhibits.

            (c)         Exhibits

                        99.1 Press Release dated November 12, 2003.

Item 12. Results of Operations and Financial Conditions.

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

         On November 12, 2003, Crown Crafts, Inc. issued a press release attached hereto as Exhibit 99.1 announcing its financial results for the second quarter of fiscal year 2004, which ended September 28, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CROWN CRAFTS, INC.

Date: November 12, 2003                 /s/  Amy Vidrine Samson
      ----------------------            ----------------------------------------
                                        Amy Vidrine Samson
                                        Vice President, Chief Financial Officer
                                        Chief Accounting Officer



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                                  Exhibit Index

   Exhibit No.       Exhibit Description
   -----------       -------------------
       99.1          Press Release dated November 12, 2003



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